SUN CAPITAL ADVISERS TRUST

Supplement dated May 22, 2009
to the Statement of Additional Information dated May 1, 2009

Board of Trustees

On May 18, 2009, the Board of Trustees elected John T. Donnelly as a Trustee of the Sun Capital Advisers Trust (the “Trust”).  Mr. Donnelly is considered an interested Trustee, as defined under section 2(a)(19) of the Investment Company Act of 1940, as amended, because he serves as President, Chief Investment Officer and Manager of Sun Capital Advisers LLC, the adviser to the Trust’s funds.  His election fills the position left vacant upon the retirement of James M.A. Anderson on May 8, 2009.  Accordingly, the following sections of the Statement of Additional Information are hereby revised as indicated:

1)  In the section entitled “The Funds’ Management – Trustees and Officers” beginning on page 28, all references made to James M.A. Anderson are hereby deleted and replaced with John T. Donnelly.  Additionally, the reference in the chart on page 29 to James M.A. Anderson is hereby deleted and replaced with the following:

Name, Address, Age and Position(s) with the Trust	Term of Office and Length of Time Served	Principal occupation(s) during past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships / Directorships Held by Trustee
Interested Trustee[1]
John T. Donnelly² One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1958 President, Chief Executive Officer and Trustee	Trustee since May, 2009.¹	President, Chief Investment Officer and Manager, Sun Capital Advisers LLC since 2009. Senior Managing Director, Investment Products and Strategies for Sun Life Assurance Company of Canada (U.S.) since 2005. Associated with Sun Life Financial since 1981.	20
Director, Sun Life Insurance and Annuity Company of New York since 2008. Director, Sun Life Financial Global Funding II & III since 2006. Chairman and Director, Sun Life Investments LLC since 2005. Director, Sun Life Global Funding since 2004.

1   A trustee serves until his successor is elected or the Trust terminates; except that: (a) any trustee may resign by delivering to the other trustees or to any Trust officer a written resignation, (b) any trustee may be removed with or without cause by a written instrument signed by at least a majority of the then trustees, specifying the effective date of removal, (c) any trustee who requests to be retired, or who is declared bankrupt or has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other trustees, specifying the effective date of retirement, (d) the mandatory retirement age for any trustee that is not an interested person of the Trust is 72 years of age and the effective date of such mandatory retirement is December 31 of the calendar year during which such trustee turned 72 years of age, and (e) any trustee may be removed by at least a two-thirds vote of the outstanding shares of shareholders at any meeting of the shareholders.
2  An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act as a result of such person’s employment with the adviser or its affiliates.

2)  In the section entitled “Distribution and Service Plan (Service Class Only)” beginning on page 66, the reference made to Mr. Anderson is hereby deleted and replaced with Mr. Donnelly.

SC PIMCO High Yield Fund

Effective immediately, the following sections of the Statement of Additional Information relating to SC PIMCO High Yield Fund (the “Fund”) are hereby revised as indicated:

1)  Beginning on page 44 under the heading “Portfolio Managers,” all of the references made to Mark T. Hudoff are hereby replaced with William H. Gross.

2)  In the section entitled “Other Accounts Managed by Portfolio Managers – Pacific Investment Management Company, LLC” on page 62, the content is replaced in its entirety by the following:

The table below provides information as of April 30, 2009 concerning other accounts managed by William H. Gross, who is primarily responsible for the day-to-day management of the portfolios of PIMCO High Yield Fund and PIMCO Total Return Fund:

Manager	Total # of Accounts	Total Assets Under Management (in billions)
William H. Gross
Other Registered Investment Companies	41	$205.5
Other Pooled Vehicles	23	$10.4
Other Accounts	66	$30.2

3)  In the section entitled “Performance Fees - PIMCO” on page 62, the content is replaced in its entirety by the following:

PIMCO receives a fee based on the performance of certain fee accounts managed by William H. Gross, as shown in the table provided below, as of April 30, 2009:

Manager	Total # of Performance-based Fee Accounts	Total Assets Under Management (in billions)
William H. Gross
Other Registered Investment Companies	0	$0
Other Pooled Vehicles	2	$0.28
Other Accounts	21	$10.6